Exhibit 99.1

The Manitowoc Company Reports Third-Quarter 2024 Financial Results

MILWAUKEE, Wis. - The Manitowoc Company, Inc. (NYSE: MTW) (the “Company” or “Manitowoc”) today reported a third-quarter net loss of $7.0 million, or $0.20 per diluted share. Third-quarter adjusted net loss(1) was $2.9 million, or $0.08 per diluted share.

Orders in the third quarter were $424.7 million, a 20.0% decrease from the prior year, resulting in backlog at the end of the third quarter of $742.1 million. Net sales in the third quarter were flat year-over-year at $524.8 million, and adjusted EBITDA(1) was $26.2 million, a decrease of 21.3% from the prior year.

“During the quarter, we made good progress on our CRANES+50 strategy; non-new machine sales reached a new high of $617.5 million for the trailing twelve-months. Demand, however, for new cranes slowed as customers await the outcome of the U.S. election and further interest rate cuts. Given the soft results in the third quarter, we are expecting our full year adjusted EBITDA to be at the low end of our guidance. Strengthening our balance sheet with a focus on working capital remains our top financial priority,” commented Aaron H. Ravenscroft, President and Chief Executive Officer of The Manitowoc Company, Inc.

“Looking longer term, we are optimistic as central banks continue to cut interest rates, monies from the Infrastructure and CHIPS bills begin to flow, activity in the Middle East remains strong, and crane fleets age to historic levels. As we continue to launch new machines and execute our CRANES+50 strategy, we are well positioned to capitalize on these trends,” concluded Ravenscroft.

Investor Conference Call

The Manitowoc Company will host a conference call for security analysts and institutional investors to discuss its third-quarter 2024 earnings results on Thursday, October 31, 2024, at 10:00 a.m. ET (9:00 a.m. CT). A live audio webcast of the call, along with the related presentation, will be available via webcast on the Manitowoc website at http://ir.manitowoc.com in the "Events & Presentations" section. A replay of the conference call will also be available at the same location on the website.

About The Manitowoc Company, Inc.

The Manitowoc Company was founded in 1902 and has over a 120-year tradition of providing high-quality, customer-focused products and support services to its markets. Headquartered in Milwaukee, Wisconsin, United States, Manitowoc is one of the world's leading providers of engineered lifting solutions. Manitowoc, through its wholly-owned subsidiaries, designs, manufactures, markets, distributes, and supports comprehensive product lines of mobile hydraulic cranes, lattice-boom crawler cranes, boom trucks, and tower cranes under the Aspen Equipment, Grove, Manitowoc, MGX Equipment Services, National Crane, Potain, and Shuttlelift brand names.

Footnote

(1)Adjusted net income (loss), adjusted diluted net income (loss) per share (“Adjusted DEPS”), EBITDA, adjusted EBITDA, adjusted operating income, adjusted return on invested capital ("Adjusted ROIC"), and free cash flows are financial measures that are not in accordance with U.S. GAAP. For definitions and a reconciliation to the most comparable U.S. GAAP numbers, please see the schedule of “Non-GAAP Financial Measures” at the end of this press release.

Forward-looking Statements

This press release includes “forward-looking statements” intended to qualify for the safe harbor from liability under the Private Securities Litigation Reform Act of 1995. Any statements contained in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations of the management of the Company and are subject to uncertainty and changes in circumstances. Forward-looking statements include, without limitation, statements typically containing words such as “intends,” “expects,” “anticipates,” “targets,” “estimates,” and words of similar import. By their nature, forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results and developments to differ materially include, among others:

•
Macroeconomic conditions, including inflation, high interest rates and recessionary concerns, as well as continuing global supply chain constraints, labor constraints, logistics constraints and cost pressures such as changes in raw material and commodity costs, have had, and may continue to have, a negative impact on Manitowoc’s ability to convert backlog into revenue which could, and has, impacted its financial condition, cash flows, and results of operations (including future uncertain impacts);
•
actions of competitors;
•
changes in economic or industry conditions generally or in the markets served by Manitowoc;
•
geopolitical events, including the ongoing conflicts in Ukraine and in the Middle East, other political and economic conditions and risks and other geographic factors, has had and may continue to lead to market disruptions, including volatility in commodity prices (including oil and gas), raw material and component costs, energy prices, inflation, consumer behavior, supply chain, and credit and capital markets, and could result in the impairment of assets;
•
changes in customer demand, including changes in global demand for high-capacity lifting equipment, changes in demand for lifting equipment in emerging economies and changes in demand for used lifting equipment including changes in government approval and funding of projects;
•
the ability to convert backlog, orders and order activity into sales and the timing of those sales;
•
failure to comply with regulatory requirements related to the products and aftermarket services the Company sells;
•
the ability to capitalize on key strategic opportunities and the ability to implement Manitowoc’s long-term initiatives;
•
impairment of goodwill and/or intangible assets;
•
changes in revenues, margins and costs;
•
the ability to increase operational efficiencies across Manitowoc and to capitalize on those efficiencies;
•
the ability to generate cash and manage working capital consistent with Manitowoc’s stated goals;
•
work stoppages, labor negotiations, labor rates and labor costs;
•
the Company’s ability to attract and retain qualified personnel;
•
changes in the capital and financial markets;
•
the ability to complete and appropriately integrate acquisitions, strategic alliances, joint ventures or other significant transactions;
•
issues associated with the availability and viability of suppliers;
•
the ability to significantly improve profitability;
•
realization of anticipated earnings enhancements, cost savings, strategic options and other synergies, and the anticipated timing to realize those savings, synergies and options;
•
the ability to focus on customers, new technologies and innovation;
•
uncertainties associated with new product introductions, the successful development and market acceptance of new and innovative products that drive growth;
•
the replacement cycle of technologically obsolete products;
•
risks associated with high debt leverage;
•
foreign currency fluctuation and its impact on reported results;
•
the ability of Manitowoc's customers to receive financing;
•
risks associated with data security and technological systems and protections;

•
the ability to direct resources to those areas that will deliver the highest returns;
•
risks associated with manufacturing or design defects;
•
natural disasters, other weather events, pandemics and other public health crises disrupting commerce in one or more regions of the world;
•
issues relating to the ability to timely and effectively execute on manufacturing strategies, general efficiencies and capacity utilization of the Company’s facilities;
•
the ability to focus and capitalize on product and service quality and reliability;
•
issues associated with the quality of materials, components and products sourced from third parties and the ability to successfully resolve those issues;
•
issues related to workforce reductions and potential subsequent rehiring;
•
changes in laws throughout the world, including governmental regulations on climate change;
•
the inability to defend against potential infringement claims on intellectual property rights;
•
the ability to sell products and services through distributors and other third parties;
•
issues affecting the effective tax rate for the year;
•
acts of terrorism; and
•
other risks and factors detailed in Manitowoc's 2023 Annual Report on Form 10-K and its other filings with the United States Securities and Exchange Commission.

Manitowoc undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. Forward-looking statements only speak as of the date on which they are made. Information on the potential factors that could affect the Company's actual results of operations is included in its filings with the Securities and Exchange Commission, including but not limited to its Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

THE MANITOWOC COMPANY, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In millions, except per share and share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net sales	$524.8	$520.9	$1,582.0	$1,632.0
Cost of sales	437.2	424.1	1,302.2	1,305.9
Gross profit	87.6	96.8	279.8	326.1
Operating costs and expenses:
Engineering, selling and administrative expenses	78.9	77.4	238.6	240.1
Amortization of intangible assets	0.7	0.7	2.2	2.4
Restructuring expense	0.5	0.7	3.4	1.0
Total operating costs and expenses	80.1	78.8	244.2	243.5
Operating income	7.5	18.0	35.6	82.6
Other income (expense):
Interest expense	(9.6)	(8.4)	(28.4)	(25.5)
Amortization of deferred financing fees	(0.3)	(0.3)	(1.0)	(1.0)
Other income (expense) - net	(4.9)	1.1	(3.9)	(10.0)
Total other expense	(14.8)	(7.6)	(33.3)	(36.5)
Income (loss) before income taxes	(7.3)	10.4	2.3	46.1
Provision (benefit) for income taxes	(0.3)	—	3.2	(1.0)
Net income (loss)	$(7.0)	$10.4	$(0.9)	$47.1

Per Share Data and Share Amounts:
Basic net income (loss) per common share	$(0.20)	$0.30	$(0.03)	$1.34

Diluted net income (loss) per common share	$(0.20)	$0.29	$(0.03)	$1.31

Weighted average shares outstanding - basic	35,123,015	35,080,037	35,251,847	35,095,211
Weighted average shares outstanding - diluted	35,123,015	35,787,704	35,251,847	35,836,672

THE MANITOWOC COMPANY, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In millions, except par value and share amounts)

	September 30, 2024	December 31, 2023
Assets
Current Assets:
Cash and cash equivalents	$22.9	$34.4
Accounts receivable, less allowances of $6.0 and $6.1, respectively	272.6	278.8
Inventories — net	769.9	666.5
Other current assets	38.6	53.3
Total current assets	1,104.0	1,033.0

Property, plant and equipment — net	366.0	366.1
Operating lease right-of-use assets	57.4	59.7
Goodwill	80.0	79.6
Other intangible assets — net	123.8	125.6
Other non-current assets	45.5	42.7
Total assets	$1,776.7	$1,706.7
Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable and accrued expenses	$445.6	$457.4
Customer advances	17.6	19.2
Short-term borrowings and current portion of long-term debt	40.5	13.4
Product warranties	38.5	47.1
Other liabilities	18.9	26.2
Total current liabilities	561.1	563.3
Non-Current Liabilities:
Long-term debt	426.7	358.7
Operating lease liabilities	44.5	47.2
Deferred income taxes	7.6	7.5
Pension obligations	51.6	55.8
Postretirement health and other benefit obligations	5.3	5.6
Long-term deferred revenue	21.0	24.1
Other non-current liabilities	51.3	41.2
Total non-current liabilities	608.0	540.1
Stockholders' Equity:
Preferred stock (authorized 3,500,000 shares of $.01 par value; none outstanding)	—	—
Common stock (75,000,000 shares authorized, 40,793,983 shares issued, 35,126,894 and 35,094,993 shares outstanding, respectively)	0.4	0.4
Additional paid-in capital	612.4	613.1
Accumulated other comprehensive loss	(80.6)	(86.4)
Retained earnings	142.6	143.5
Treasury stock, at cost (5,667,089 and 5,698,990 shares, respectively)	(67.2)	(67.3)
Total stockholders' equity	607.6	603.3
Total liabilities and stockholders' equity	$1,776.7	$1,706.7

THE MANITOWOC COMPANY, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In millions)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Cash Flows from Operating Activities:
Net income (loss)	$(7.0)	$10.4	$(0.9)	$47.1
Adjustments to reconcile net income (loss) to cash provided by (used for) operating activities:
Depreciation expense	14.9	13.7	44.2	41.8
Amortization of intangible assets	0.7	0.7	2.2	2.4
Stock-based compensation expense	2.4	2.4	8.0	7.8
Amortization of deferred financing fees	0.3	0.3	1.0	1.0
Loss on debt extinguishment	1.1	—	1.1	—
Loss (gain) on sale of property, plant and equipment	(0.4)	0.2	(0.1)	—
Deferred income tax benefit	—	—	—	(14.0)
Loss on foreign currency translation adjustments	—	—	—	9.3
Changes in operating assets and liabilities
Accounts receivable	(11.0)	18.6	5.9	11.5
Inventories	1.0	(6.9)	(103.2)	(114.3)
Notes receivable	1.0	1.9	3.1	5.8
Other assets	1.2	(2.7)	11.2	5.2
Accounts payable	(32.9)	(34.4)	(0.6)	(14.9)
Accrued expenses and other liabilities	(14.9)	22.1	(35.1)	34.5
Net cash provided by (used for) operating activities	(43.6)	26.3	(63.2)	23.2
Cash Flows from Investing Activities:
Capital expenditures	(9.3)	(23.6)	(34.4)	(59.9)
Proceeds from sale of fixed assets	1.8	0.2	5.3	5.3
Net cash used for investing activities	(7.5)	(23.4)	(29.1)	(54.6)
Cash Flows from Financing Activities:
Payments on revolving credit facility	—	—	—	(10.0)
Proceeds from revolving credit facility	19.9	(12.0)	67.4	—
Payments on long-term debt	300.0	—	300.00	—
Proceeds from long-term debt	(300.0)	—	(300.00)	—
Proceeds from other debt - net	22.1	23.8	32.2	22.6
Debt issuance costs	(5.5)	—	(6.2)	—
Exercise of stock options	—	—	—	0.3
Common stock repurchases	—	—	(5.7)	(5.5)
Other financing activities	(1.2)	—	(6.7)	—
Net cash provided by financing activities	35.3	11.8	81.0	7.4
Effect of exchange rate changes on cash and cash equivalents	0.6	(0.6)	(0.2)	(0.4)
Net increase (decrease) in cash and cash equivalents	(15.2)	14.1	(11.5)	(24.4)
Cash and cash equivalents at beginning of period	38.1	25.9	34.4	64.4
Cash and cash equivalents at end of period	$22.9	$40.0	$22.9	$40.0

Non-GAAP Financial Measures

Adjusted net income (loss), Adjusted DEPS, EBITDA, adjusted EBITDA, adjusted operating income, Adjusted ROIC, and free cash flows are financial measures that are not in accordance with U.S. GAAP. Manitowoc believes these non-GAAP financial measures provide important supplemental information to both management and investors regarding financial and business trends used in assessing its results of operations. Manitowoc believes excluding specified items provides a more meaningful comparison to the corresponding reporting periods and internal budgets and forecasts, assists investors in performing analysis that is consistent with financial models developed by investors and research analysts, provides management with a more relevant measure of operating performance, and is more useful in assessing management performance.

Adjusted Net Income (Loss) and Adjusted DEPS

The Company defines adjusted net income (loss) as net income (loss) plus the addback or subtraction of restructuring and other non-recurring items. Adjusted DEPS is defined as adjusted net income (loss) divided by diluted weighted average shares outstanding. Diluted weighted average common shares outstanding are adjusted for the effect of dilutive stock awards when there is net income (loss) on an adjusted basis, as applicable. The reconciliation of net income (loss) and diluted net income (loss) per share to adjusted net income (loss) and Adjusted DEPS for the three and nine months ended September 30, 2024 and 2023 are summarized as follows. All dollar amounts are in millions, except per share data and share amounts.

	Three Months Ended September 30,
	2024			2023
	As reported	Adjustments	Adjusted	As reported	Adjustments	Adjusted
Gross profit	$87.6	$—	$87.6	$96.8	$—	$96.8
Engineering, selling and administrative expenses (1)	(78.9)	2.6	(76.3)	(77.4)	0.2	(77.2)
Amortization of intangible assets	(0.7)	—	(0.7)	(0.7)	—	(0.7)
Restructuring expense (2)	(0.5)	0.5	—	(0.7)	0.7	—
Operating income	7.5	3.1	10.6	18.0	0.9	18.9
Interest expense	(9.6)	—	(9.6)	(8.4)	—	(8.4)
Amortization of deferred financing fees	(0.3)	—	(0.3)	(0.3)	—	(0.3)
Other income (expense) - net (3)	(4.9)	1.1	(3.8)	1.1	—	1.1
Income (loss) before income taxes	(7.3)	4.2	(3.1)	10.4	0.9	11.3
(Provision) benefit for income taxes (4)	0.3	(0.1)	0.2	—	(3.3)	(3.3)
Net income (loss)	$(7.0)	$4.1	$(2.9)	$10.4	$(2.4)	$8.0

Diluted weighted average common shares outstanding	35,123,015		35,123,015	35,787,704		35,787,704

Diluted net income (loss) per share	$(0.20)		$(0.08)	$0.29		$0.22

(1)
The adjustment in 2024 represents $2.6 million of costs associated with a legal matter with the U.S. EPA. The adjustment in 2023 represents $0.2 million of one-time costs.
(2)
The adjustment in 2024 and 2023 represents the addback of restructuring expense.
(3)
The adjustment in 2024 represents $1.1 million of non-cash losses associated with the refinancing of the Company’s $300.0 million senior secured second lien notes (the “2026 Notes”).
(4)
The adjustment in 2024 represents the net loss tax impacts of items (1), (2), and (3). The adjustment in 2023 represents the net income tax impact of items (1) and (2) and the removal of a $3.2 million benefit from the favorable settlement of a tax matter.
(5)

	Nine Months Ended September 30,
	2024			2023
	As reported	Adjustments	Adjusted	As reported	Adjustments	Adjusted
Gross profit	$279.8	$—	$279.8	$326.1	$—	$326.1
Engineering, selling and administrative expenses (1)	(238.6)	8.1	(230.5)	(240.1)	11.0	(229.1)
Amortization of intangible assets	(2.2)	—	(2.2)	(2.4)	—	(2.4)
Restructuring expense (2)	(3.4)	3.4	—	(1.0)	1.0	—
Operating income	35.6	11.5	47.1	82.6	12.0	94.6
Interest expense	(28.4)	—	(28.4)	(25.5)	—	(25.5)
Amortization of deferred financing fees	(1.0)	—	(1.0)	(1.0)	—	(1.0)
Other income (expense) - net (3)	(3.9)	1.1	(2.8)	(10.0)	9.3	(0.7)
Income before income taxes	2.3	12.6	14.9	46.1	21.3	67.4
(Provision) benefit for income taxes (4)	(3.2)	(0.7)	(3.9)	1.0	(17.3)	(16.3)
Net income (loss)	$(0.9)	$11.9	$11.0	$47.1	$4.0	$51.1

Diluted weighted average common shares outstanding	35,251,847		35,750,656	35,836,672		35,836,672

Diluted net income (loss) per share	$(0.03)		$0.31	$1.31		$1.43

(1)
The adjustment in 2024 represents $7.9 million of costs associated with a legal matter with the U.S. EPA and $0.2 million of one-time costs. The adjustment in 2023 represents $10.8 million of costs associated with a legal matter with the U.S. EPA and $0.2 million of one-time costs.
(2)
The adjustment in 2024 and 2023 represents the addback of restructuring expense.
(3)
The adjustment in 2024 represents $1.1 million of non-cash losses associated with the refinancing of the Company’s 2026 Notes. The adjustment in 2023 represents the write-off of $9.3 million of non-cash foreign currency translation adjustments from the curtailment of operations in Russia.
(4)
The adjustment in 2024 represents the net loss tax impacts of items (1), (2), and (3). The adjustment in 2023 represents the net income tax impact of items (1), (2), and (3), the removal of a $13.9 million benefit from the release of a valuation allowance, and the removal of a $3.2 million benefit from the favorable settlement of a tax matter.

Adjusted ROIC

The Company defines Adjusted ROIC as adjusted net operating profit after tax (“Adjusted NOPAT”) for the trailing twelve-months ended divided by the five-quarter average of invested capital. Adjusted NOPAT is calculated for each quarter by taking operating income plus the addback of amortization of intangible assets and the addback or subtraction of restructuring expenses, other non-recurring items - net, and provision for income taxes, which is determined using a 15% tax rate. Invested capital is defined as net total assets less cash and cash equivalents and income tax assets - net plus short-term and long-term debt. Income taxes are defined as income tax payables/receivables, net deferred tax assets/liabilities, and uncertain tax positions.

The Company’s Adjusted ROIC as of September 30, 2024 was 6.2%. Below is the calculation of Adjusted ROIC as of September 30, 2024.

	Three Months Ended
	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	Trailing Twelve Months
Operating income	$7.5	$12.9	$15.2	$9.8	$45.4
Amortization of intangible assets	0.7	0.8	0.7	0.8	3.0
Restructuring expense	0.5	2.3	0.6	0.3	3.7
Other non-recurring items - net[1]	2.6	5.4	0.1	10.8	18.9
Adjusted operating income	11.3	21.4	16.6	21.7	71.0
Provision for income taxes	(1.7)	(3.2)	(2.5)	(3.3)	(10.7)
Adjusted NOPAT	$9.6	$18.2	$14.1	$18.4	$60.4

	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	5-Quarter Average
Total assets	$1,776.7	$1,747.9	$1,780.6	$1,706.7	$1,692.2	$1,740.8
Total liabilities	(1,169.1)	(1,155.6)	(1,184.6)	(1,103.4)	(1,119.2)	(1,146.4)
Net total assets	607.6	592.3	596.0	603.3	573.0	594.4
Cash and cash equivalents	(22.9)	(38.1)	(31.5)	(34.4)	(40.0)	(33.4)
Short-term borrowings and current portion of long-term debt	40.5	21.4	42.5	13.4	30.3	29.6
Long-term debt	426.7	406.3	372.7	358.7	368.5	386.6
Income tax assets - net	(10.1)	(4.4)	(3.4)	(2.6)	(4.3)	(4.9)
Invested capital	$1,041.8	$977.5	$976.3	$938.4	$927.5	$972.3

Adjusted ROIC						6.2%

(1) Other non-recurring items - net for the three months ended September 30, 2024 relate to $2.6 million of costs associated with a legal matter with the U.S. EPA. Other non-recurring items – net for the trailing twelve months relate to $18.3 million of costs associated with a legal matter with the U.S. EPA and $0.6 million of one-time costs. Refer to the Company’s previously filed Form 10-K and Form 10-Qs for a description of other non-recurring items - net for the three months ended June 30, 2024, March 31, 2024, and December 31, 2023.

Free Cash Flows

The Company defines free cash flows as net cash provided by (used for) operating activities less cash outflow from investment in capital expenditures. The reconciliation of net cash provided by (used for) operating activities to free cash flows for the three and nine months ended September 30, 2024 and 2023 are summarized as follows. All dollar amounts are in millions.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net cash provided by (used for) operating activities	$(43.6)	$26.3	$(63.2)	$23.2
Capital expenditures	(9.3)	(23.6)	(34.4)	(59.9)
Free cash flows	$(52.9)	$2.7	$(97.6)	$(36.7)

EBITDA and Adjusted EBITDA

The Company defines EBITDA as net income (loss) before interest, taxes, depreciation, and amortization. The Company defines adjusted EBITDA as EBITDA plus the addback or subtraction of restructuring expense, other (income) expense - net, and other non-recurring items - net. The reconciliation of net income (loss) to EBITDA, and further to adjusted EBITDA for the three and nine months ended September 30, 2024 and 2023 and trailing twelve months are summarized as follows. All dollar amounts are in millions.

	Three Months Ended September 30,		Nine Months Ended September 30,		Trailing Twelve
	2024	2023	2024	2023	Months
Net income (loss)	$(7.0)	$10.4	$(0.9)	$47.1	$(8.8)
Interest expense and amortization of deferred financing fees	9.9	8.7	29.4	26.5	38.1
Provision (benefit) for income taxes	(0.3)	—	3.2	(1.0)	9.2
Depreciation expense	14.9	13.7	44.2	41.8	59.0
Amortization of intangible assets	0.7	0.7	2.2	2.4	3.0
EBITDA	18.2	33.5	78.1	116.8	100.5
Restructuring expense	0.5	0.7	3.4	1.0	3.7
Other non-recurring items - net (1)	2.6	0.2	8.1	11.0	18.9
Other (income) expense - net (2)	4.9	(1.1)	3.9	10.0	6.9
Adjusted EBITDA	$26.2	$33.3	$93.5	$138.8	$130.0

Adjusted EBITDA margin percentage	5.0%	6.4%	5.9%	8.5%	6.0%

(1)
Other non-recurring items - net for the three months ended September 30, 2024 relate to $2.6 million of costs associated with a legal matter with the U.S. EPA. Other non-recurring items - net for the nine months ended September 30, 2024 relate to $7.9 million of costs associated with a legal matter with the U.S. EPA and $0.2 million of one-time costs. Other non-recurring items - net for the three months ended September 30, 2023 relate to $0.2 million of one-time costs. Other non-recurring items - net for the nine months ended September 30, 2023 relate to $10.8 million of costs associated with a legal matter with the U.S. EPA and $0.2 million of one-time costs. Other non-recurring items – net for the trailing twelve months relate to $18.3 million of costs associated with a legal matter with the U.S. EPA and $0.6 million of one-time costs.
(2)
Other (income) expense - net includes net foreign currency gains (losses), other components of net periodic pension costs, and other items in the three, nine, and trailing twelve months ended September 30, 2024 and the three and nine months ended September 30, 2023. Other expense – net for the nine and trailing twelve months ended September 30, 2023 includes a $9.3 million write-off of non-cash foreign currency translation adjustments from the curtailment of operations in Russia.

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Ion Warner

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